                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: March 21, 2003

                              UNITEDGLOBALCOM, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     000-496-58                 84-1602895
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)             Identification #)

             4643 SOUTH ULSTER STREET, SUITE 1300, DENVER, CO 80237
                     (Address of Principal Executive Office)

                                 (303) 770-4001
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     As previously reported, on March 12, 2003, the Amsterdam Court (Rechtbank) (the "Dutch Bankruptcy Court") considered the proposed plan of compulsory composition (Akkoord) under the Dutch Faillissementswet (the "Dutch Bankruptcy Code") filed by United Pan-Europe Communications N.V. ("UPC"), the Registrant's majority-owned and largest subsidiary, at a public hearing and on March 13, 2003, ratified the Akkoord in a written decision. The Akkoord is part of UPC's on-going financial restructuring. As previously reported, in addition to the Akkoord, UPC's restructuring also involves the second amended plan of reorganization dated January 7, 2003 (the "Plan"), as modified, filed by UPC and New UPC, Inc. with the United States Bankruptcy Court for the Southern District of New York, which was confirmed on February 20, 2003.

     On March 21, 2003, InterComm Holdings, L.L.C. and three of its affiliates filed an appeal (the "Appeal") against the Dutch Bankruptcy Court's ratification of the Akkoord in the Dutch Court of Appeals. The Dutch Court of Appeals has scheduled an expedited hearing for the Appeal for April 1, 2003. UPC believes that the Appeal is without merit and intends to oppose the Appeal vigorously. UPC does not expect that the Appeal will affect the completion of UPC's restructuring which is in its final stages. The Appeal will however delay completion of the restructuring into the second quarter, 2003. UPC is currently negotiating and expects to receive an extension to the waiver on its senior bank facility with the coordinating committee of senior bank lenders.

     A copy of UPC's Current Report on Form 8-K and UPC's press release dated March 25, 2003 announcing the foregoing are included hereto as exhibits.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          EXHIBIT NUMBER      DESCRIPTION
          --------------      -----------
               99.1           Current Report on Form 8-K of United Pan-Europe Communications
                              N.V. (File No. 000-25365), dated March 21, 2003 (exhibit omitted).

               99.2           Press release of United Pan-Europe Communications N.V. dated
                              March 25, 2003 announcing the appeal by InterComm Holdings,
                              L.L.C. against the Akkoord, incorporated by reference from
                              Current Report on Form 8-K of United Pan-Europe Communications
                              N.V. (File No. 000-25365), dated March 21, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNITEDGLOBALCOM, INC.


                                        By: /s/ Frederick G. Westerman III
                                            ------------------------------
                                            Frederick G. Westerman III
                                            CHIEF FINANCIAL OFFICER

Date: March 25, 2003

                                  EXHIBIT INDEX

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------
     99.1           Current Report on Form 8-K of United Pan-Europe
                    Communications N.V. (File No. 000-25365), dated March 21,
                    2003 (exhibit omitted).

     99.2           Press release of United Pan-Europe Communications N.V. dated
                    March 25, 2003 announcing the appeal by InterComm Holdings,
                    L.L.C. against the Akkoord, incorporated by reference from
                    Current Report on Form 8-K of United Pan-Europe
                    Communications N.V. (File No. 000-25365), dated March 21, 2003.